Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

(the “Fund”)

Supplement dated August 26, 2011 to the Statement of Additional

Information for the Fund, dated July 19, 2011

Effective immediately, the following changes are made to the Statement of Additional Information:

The disclosure on the cover page of the Statement of Additional Information is modified by deleting the disclosure and replacing it with the following:

“Throughout this SAI, “Portfolio” is intended to refer to each Portfolio listed above, unless otherwise indicated. This SAI is not a Prospectus. It contains information in addition to the information in the Prospectuses for the Portfolios. The Prospectuses for the Portfolios, which we may amend from time to time, contain the basic information you should know before investing in a Portfolio. This SAI should be read together with the Prospectuses for the Maxim Money Market Portfolio, Maxim S&P MidCap 400® Index Portfolio, Maxim International Index Portfolio, Lifetime Portfolios and SecureFoundationSM Portfolios, each dated May 1, 2011, the prospectuses for the Maxim Putnam Equity Income Portfolio and Maxim American Century Growth Portfolios, both dated June 8, 2011, the Prospectus for the Maxim Putnam High Yield Bond Portfolio, dated August 26, 2011, and the Prospectuses for all other Portfolios of the Fund listed above, each dated July 19, 2011. Requests for copies of Prospectuses should be made by writing to: Secretary, Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111, by calling 1-866-831-7129, or by viewing http://www.maximfunds.com. The financial statements, appearing in the Annual Reports, are incorporated into this SAI by reference. Copies of the Annual Reports are available, without charge, and can be obtained by calling 1-866-831-7129 or by viewing at http://www.maximfunds.com.”

The section entitled “Description of Shares” on pages 86 and 87 of the Statement of Additional Information is modified by deleting the disclosure and replacing it with the following:

“Description of Shares

Shares of beneficial interest of the Portfolios are redeemable at their net asset value at the option of the shareholder or at the option of the Portfolio in certain circumstances. The Fund allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Portfolio. These assets constitute the underlying assets of each Portfolio, are segregated on the Fund’s books of account, and are charged with the expenses of such Portfolio and its respective classes. The Fund allocates any general expenses of the Fund not readily identifiable as belonging to a particular Portfolio by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors. Each Lifetime Portfolio offers Class T, Class T1 and Class L shares, the SecureFoundationSM Balanced Portfolio offers Class G, Class G1 and Class L shares, and each SecureFoundationSM Lifetime Portfolio offers Class G, Class G1 and Class L shares. The remaining Portfolios, except the Maxim Money Market Portfolio, offer two classes of shares – Initial Class and Class L. The Maxim Money Market Portfolio offers only one class of shares. Each share of each Portfolio represents an equal proportionate interest in that Portfolio with each other share and is entitled to such dividends and distributions out of the income belonging to such Portfolio as are declared by the Board of Directors. Each share class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of a Portfolio, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Portfolio allocable to such class available for distribution after satisfaction of outstanding liabilities of the Portfolio allocable to such class. Additional classes of shares may be authorized in the future.”

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectuses for the Portfolios.

Please keep this Supplement for future reference.